                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 18, 2001
                        (Date of earliest event reported)

                        DAIMLERCHRYSLER AUTO TRUST 2001-C
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     State of Michigan             333-92583-07               38-2997412
     -----------------             ------------               ----------
      (State or other         (Commission) File No.)         (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)

                 27777 Franklin Rd., Southfield, Michigan 48034
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 512-3990

This filing relates to Registration Statement No.:  333-92583.

Item 5.  Other Events.

     On September 18, 2001, DaimlerChrysler Auto Trust 2001-C (the "Issuer"), as issuer, and Citibank, N.A. ("Citibank"), as indenture trustee, entered into an indenture dated as of September 1, 2001 (the "Indenture"). On September 18, 2001, Chrysler Financial Company L.L.C. ("CFC"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and The Chase Manhattan Bank USA, National Association ("Chase"), as owner trustee, entered into an amended and restated trust agreement dated as of September 1, 2001 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On September 18, 2001, CFC, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of September 1, 2001 (the "Sale and Servicing Agreement"). On September 18, 2001, the Issuer, CFC, as administrator, and Citibank, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of September 1, 2001. On September 18, 2001, CFC, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of September 1, 2001 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.1 Indenture

          Exhibit 4.2 Trust Agreement

          Exhibit 10 Sale and Servicing Agreement

          Exhibit 99.1 Administration Agreement

          Exhibit 99.2 Purchase Agreement

                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               By:  Chrysler Financial Company, L.L.C


Date:  October 1, 2001         By:  /s/ Byron C. Babbish
                                    ------------------------------------------
                                    Byron C. Babbish
                                    Assistant Secretary

                            EXHIBIT INDEX



  Exhibit No.    Description of Exhibit
  -----------    ----------------------

Exhibit 4.1      Indenture
Exhibit 4.2      Trust Agreement
Exhibit 10       Sale and Servicing Agreement
Exhibit 99.1     Administration Agreement
Exhibit 99.2     Purchase Agreement